UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANTTO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 31, 2009

Corporate Equity Investments, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-52822	20-8090735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D-150 Las Vegas NV	89103
(Address of Principal Executive Offices)	(Zip Code)

(702) 943-0302

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report of Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on August 19, 2009 to include the Articles of Conversion as an exhibit.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation

On July 31, 2009, following approval by the Board of Directors and a majority of the shareholders of the Company, the Company filed Articles of Conversion with the Nevada Secretary of State which effectively changed the name or the Company to Security Solutions Group, Inc. and changed the domicile of the Company from the State of Florida to the State of Nevada.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1 Articles of Conversion

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2009	Security Solutions Group, Inc.
/s/ Matthew Allen
Matthew Allen
President, Secretary, Treasurer and Director